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                                  EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS



         We consent to the incorporation by reference in the Registration Statements on Form SB-2 (File Nos. 333-85547 and 333-38780) and on Form S-8 (File No. 333-74245) of our report dated February 20, 2001, on our audits of the consolidated financial statements of Suite101.com, Inc. and Subsidiaries.



                                       N.I. Cameron Inc. (signed)
                                       Chartered Accountants


Vancouver, BC
March 28, 2001